Exhibit 99.2

Capital One Financial Corporation
Financial Supplement
Fourth Quarter 2016(1)(2)

__________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Annual Report on Form 10-K for the period ended December 31, 2016 once it is filed with the Securities and Exchange Commission.

(2)
This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with accounting principles generally accepted in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2016 Q4 vs.		Year Ended December 31,
(Dollars in millions, except per share data and as noted)	2016	2016	2016	2016	2015	2016	2015			2016 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2016	2015	2015
Income Statement
Net interest income	$5,447	$5,277	$5,093	$5,056	$4,961	3%	10%	$20,873	$18,834	11%
Non-interest income	1,119	1,184	1,161	1,164	1,233	(5)	(9)	4,628	4,579	1
Total net revenue(1)	6,566	6,461	6,254	6,220	6,194	2	6	25,501	23,413	9
Provision for credit losses	1,752	1,588	1,592	1,527	1,380	10	27	6,459	4,536	42
Non-interest expense:
Marketing	575	393	415	428	564	46	2	1,811	1,744	4
Amortization of intangibles	101	89	95	101	103	13	(2)	386	430	(10)
Operating expenses	3,003	2,879	2,785	2,694	2,813	4	7	11,361	10,822	5
Total non-interest expense	3,679	3,361	3,295	3,223	3,480	9	6	13,558	12,996	4
Income from continuing operations before income taxes	1,135	1,512	1,367	1,470	1,334	(25)	(15)	5,484	5,881	(7)
Income tax provision	342	496	424	452	426	(31)	(20)	1,714	1,869	(8)
Income from continuing operations, net of tax	793	1,016	943	1,018	908	(22)	(13)	3,770	4,012	(6)
Income (loss) from discontinued operations, net of tax(2)	(2)	(11)	(1)	(5)	12	(82)	**	(19)	38	**
Net income	791	1,005	942	1,013	920	(21)	(14)	3,751	4,050	(7)
Dividends and undistributed earnings allocated to participating securities(3)	(6)	(6)	(6)	(6)	(4)	—	50	(24)	(20)	20
Preferred stock dividends	(75)	(37)	(65)	(37)	(68)	103	10	(214)	(158)	35
Net income available to common stockholders	$710	$962	$871	$970	$848	(26)	(16)	$3,513	$3,872	(9)
Common Share Statistics
Basic earnings per common share:(3)
Net income from continuing operations	$1.47	$1.94	$1.70	$1.86	$1.58	(24)%	(7)%	$7.00	$7.08	(1)%
Income (loss) from discontinued operations	—	(0.02)	—	(0.01)	0.02	**	**	(0.04)	0.07	**
Net income per basic common share	$1.47	$1.92	$1.70	$1.85	$1.60	(23)	(8)	$6.96	$7.15	(3)
Diluted earnings per common share:(3)
Net income from continuing operations	$1.45	$1.92	$1.69	$1.85	$1.56	(24)	(7)	$6.93	$7.00	(1)
Income (loss) from discontinued operations	—	(0.02)	—	(0.01)	0.02	**	**	(0.04)	0.07	**
Net income per diluted common share	$1.45	$1.90	$1.69	$1.84	$1.58	(24)	(8)	$6.89	$7.07	(3)
Weighted-average common shares outstanding (in millions):
Basic	483.5	501.1	511.7	523.5	530.8	(4)	(9)	504.9	541.8	(7)
Diluted	489.2	505.9	516.5	528.0	536.3	(3)	(9)	509.8	548.0	(7)
Common shares outstanding (period-end, in millions)	480.2	489.2	505.9	514.5	527.3	(2)	(9)	480.2	527.3	(9)
Dividends paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—	$1.60	$1.50	7
Tangible book value per common share (period-end)(4)	57.76	59.00	57.84	55.94	53.65	(2)	8	57.76	53.65	8

						2016 Q4 vs.		Year Ended December 31,
(Dollars in millions)	2016	2016	2016	2016	2015	2016	2015			2016 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2016	2015	2015
Balance Sheet (Period-End)
Loans held for investment(5)	$245,586	$238,019	$234,603	$227,613	$229,851	3%	7%	$245,586	$229,851	7%
Interest-earning assets	321,807	313,431	307,163	298,348	302,007	3	7	321,807	302,007	7
Total assets	357,033	345,061	339,117	330,346	334,048	3	7	357,033	334,048	7
Interest-bearing deposits	211,266	200,416	195,635	196,597	191,874	5	10	211,266	191,874	10
Total deposits	236,768	225,981	221,059	221,779	217,721	5	9	236,768	217,721	9
Borrowings	60,460	59,820	59,181	50,497	59,115	1	2	60,460	59,115	2
Common equity	43,154	44,336	44,813	44,411	43,990	(3)	(2)	43,154	43,990	(2)
Total stockholders’ equity	47,514	48,213	48,108	47,707	47,284	(1)	—	47,514	47,284	—
Balance Sheet (Average Balances)
Loans held for investment(5)	$240,027	$235,843	$230,379	$226,736	$220,052	2%	9%	$233,272	$210,745	11%
Interest-earning assets	317,853	310,987	302,764	299,456	292,054	2	9	307,796	282,581	9
Total assets	350,225	343,153	334,479	331,919	323,354	2	8	339,974	313,474	8
Interest-bearing deposits	206,464	196,913	195,641	194,125	189,885	5	9	198,304	185,677	7
Total deposits	232,204	222,251	221,146	219,180	215,899	4	8	223,714	210,989	6
Borrowings	58,624	60,708	54,359	53,761	48,850	(3)	20	56,878	45,420	25
Common equity	43,921	45,314	45,640	45,782	45,418	(3)	(3)	45,162	45,072	—
Total stockholders’ equity	47,972	49,033	48,934	49,078	48,712	(2)	(2)	48,753	47,713	2

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2016 Q4 vs.				Year Ended December 31,
(Dollars in millions except as noted)	2016	2016	2016	2016	2015	2016		2015				2016 vs.
	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2016	2015	2015
Performance Metrics
Net interest income growth (period over period)	3%	4%	1%	2%	4%	**		**		11%	6%	**
Non-interest income growth (period over period)	(5)	2	—	(6)	8	**		**		1	2	**
Total net revenue growth (period over period)	2	3	1	—	5	**		**		9	5	**
Total net revenue margin(6)	8.26	8.31	8.26	8.31	8.48	(5	)bps	(22	)bps	8.29	8.29	—
Net interest margin(7)	6.85	6.79	6.73	6.75	6.79	6		6		6.78	6.66	12	bps
Return on average assets	0.91	1.18	1.13	1.23	1.12	(27)		(21)		1.11	1.28	(17)
Return on average tangible assets(8)	0.95	1.24	1.18	1.29	1.18	(29)		(23)		1.16	1.35	(19)
Return on average common equity(9)	6.48	8.59	7.64	8.52	7.36	(211)		(88)		7.82	8.51	(69)
Return on average tangible common equity(10)	10.00	13.06	11.61	12.94	11.11	(306)		(111)		11.93	12.87	(94)
Non-interest expense as a percentage of average loans held for investment	6.13	5.70	5.72	5.69	6.33	43		(20)		5.81	6.17	(36)
Efficiency ratio(11)	56.03	52.02	52.69	51.82	56.18	401		(15)		53.17	55.51	(234)
Effective income tax rate for continuing operations	30.1	32.8	31.0	30.7	31.9	(270)		(180)		31.3	31.8	(50)
Employees (in thousands), period-end	47.3	46.5	46.1	45.8	45.4	2%		4%		47.3	45.4	4%
Credit Quality Metrics
Allowance for loan and lease losses	$6,503	$6,258	$5,881	$5,416	$5,130	4%		27%		$6,503	$5,130	27%
Allowance as a percentage of loans held for investment	2.65%	2.63%	2.51%	2.38%	2.23%	2	bps	42	bps	2.65%	2.23%	42	bps
Net charge-offs	$1,489	$1,240	$1,155	$1,178	$1,078	20%		38%		$5,062	$3,695	37%
Net charge-off rate(12)	2.48%	2.10%	2.01%	2.08%	1.96%	38	bps	52	bps	2.17%	1.75%	42	bps
30+ day performing delinquency rate	2.93	2.71	2.47	2.33	2.69	22		24		2.93	2.69	24
30+ day delinquency rate	3.27	3.04	2.79	2.64	3.00	23		27		3.27	3.00	27
Capital Ratios(13)
Common equity Tier 1 capital	10.1%	10.6%	10.9%	11.1%	11.1%	(50	)bps	(100	)bps	10.1%	11.1%	(100	)bps
Tier 1 capital	11.6	12.0	12.2	12.4	12.4	(40)		(80)		11.6	12.4	(80)
Total capital	14.3	14.7	14.4	14.6	14.6	(40)		(30)		14.3	14.6	(30)
Tier 1 leverage	9.9	10.1	10.2	10.2	10.6	(20)		(70)		9.9	10.6	(70)
Tangible common equity (“TCE”)(14)	8.1	8.8	9.0	9.1	8.9	(70)		(80)		8.1	8.9	(80)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

	Three Months Ended			2016 Q4 vs.		Year Ended December 31,
	2016	2016	2015	2016	2015			2016 vs.
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q4	Q3	Q4	2016	2015	2015
Interest income:
Loans, including loans held for sale	$5,587	$5,383	$4,961	4%	13%	$21,203	$18,785	13%
Investment securities	393	386	401	2	(2)	1,599	1,575	2
Other	29	25	22	16	32	89	99	(10)
Total interest income	6,009	5,794	5,384	4	12	22,891	20,459	12
Interest expense:
Deposits	332	306	277	8	20	1,213	1,091	11
Securitized debt obligations	65	56	43	16	51	216	151	43
Senior and subordinated notes	138	121	89	14	55	476	330	44
Other borrowings	27	34	14	(21)	93	113	53	113
Total interest expense	562	517	423	9	33	2,018	1,625	24
Net interest income	5,447	5,277	4,961	3	10	20,873	18,834	11
Provision for credit losses	1,752	1,588	1,380	10	27	6,459	4,536	42
Net interest income after provision for credit losses	3,695	3,689	3,581	—	3	14,414	14,298	1
Non-interest income:(15)(16)
Service charges and other customer-related fees	412	417	463	(1)	(11)	1,646	1,856	(11)
Interchange fees, net	624	603	625	3	—	2,452	2,264	8
Net securities gains (losses)	(4)	1	(9)	**	(56)	(11)	(32)	(66)
Other	87	163	154	(47)	(44)	541	491	10
Total non-interest income	1,119	1,184	1,233	(5)	(9)	4,628	4,579	1
Non-interest expense:(15)(16)
Salaries and associate benefits	1,336	1,317	1,215	1	10	5,202	4,975	5
Occupancy and equipment	522	499	511	5	2	1,944	1,829	6
Marketing	575	393	564	46	2	1,811	1,744	4
Professional services	312	257	307	21	2	1,075	1,120	(4)
Communications and data processing	297	291	289	2	3	1,169	1,055	11
Amortization of intangibles	101	89	103	13	(2)	386	430	(10)
Other	536	515	491	4	9	1,971	1,843	7
Total non-interest expense	3,679	3,361	3,480	9	6	13,558	12,996	4
Income from continuing operations before income taxes	1,135	1,512	1,334	(25)	(15)	5,484	5,881	(7)
Income tax provision	342	496	426	(31)	(20)	1,714	1,869	(8)
Income from continuing operations, net of tax	793	1,016	908	(22)	(13)	3,770	4,012	(6)
Income (loss) from discontinued operations, net of tax(2)	(2)	(11)	12	(82)	**	(19)	38	**
Net income	791	1,005	920	(21)	(14)	3,751	4,050	(7)
Dividends and undistributed earnings allocated to participating securities(3)	(6)	(6)	(4)	—	50	(24)	(20)	20
Preferred stock dividends	(75)	(37)	(68)	103	10	(214)	(158)	35
Net income available to common stockholders	$710	$962	$848	(26)	(16)	$3,513	$3,872	(9)

	Three Months Ended			2016 Q4 vs.		Year Ended December 31,
	2016	2016	2015	2016	2015			2016 vs.
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q4	Q3	Q4	2016	2015	2015
Basic earnings per common share:(3)
Net income from continuing operations	$1.47	$1.94	$1.58	(24)%	(7)%	$7.00	$7.08	(1)%
Income (loss) from discontinued operations	—	(0.02)	0.02	**	**	(0.04)	0.07	**
Net income per basic common share	$1.47	$1.92	$1.60	(23)	(8)	$6.96	$7.15	(3)
Diluted earnings per common share:(3)
Net income from continuing operations	$1.45	$1.92	$1.56	(24)	(7)	$6.93	$7.00	(1)
Income (loss) from discontinued operations	—	(0.02)	0.02	**	**	(0.04)	0.07	**
Net income per diluted common share	$1.45	$1.90	$1.58	(24)	(8)	$6.89	$7.07	(3)
Weighted-average common shares outstanding (in millions):
Basic common shares	483.5	501.1	530.8	(4)	(9)	504.9	541.8	(7)
Diluted common shares	489.2	505.9	536.3	(3)	(9)	509.8	548.0	(7)
Dividends paid per common share	$0.40	$0.40	$0.40	—	—	$1.60	$1.50	7

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2016 Q4 vs.
	2016	2016	2016	2016	2015	2016	2015
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,185	$3,350	$3,253	$3,241	$3,407	25%	23%
Interest-bearing deposits and other short-term investments	5,791	5,744	3,896	1,994	4,616	1	25
Total cash and cash equivalents	9,976	9,094	7,149	5,235	8,023	10	24
Restricted cash for securitization investors	2,517	287	265	960	1,017	**	147
Securities available for sale, at fair value	40,737	41,511	39,960	40,092	39,061	(2)	4
Securities held to maturity, at carrying value	25,712	25,019	25,120	25,080	24,619	3	4
Loans held for investment:(5)
Unsecuritized loans held for investment	213,824	206,763	202,778	195,705	196,068	3	9
Loans held in consolidated trusts	31,762	31,256	31,825	31,908	33,783	2	(6)
Total loans held for investment	245,586	238,019	234,603	227,613	229,851	3	7
Allowance for loan and lease losses	(6,503)	(6,258)	(5,881)	(5,416)	(5,130)	4	27
Net loans held for investment	239,083	231,761	228,722	222,197	224,721	3	6
Loans held for sale, at lower of cost or fair value	1,043	994	1,220	1,251	904	5	15
Premises and equipment, net	3,675	3,561	3,556	3,542	3,584	3	3
Interest receivable	1,351	1,251	1,236	1,221	1,189	8	14
Goodwill	14,519	14,493	14,495	14,492	14,480	—	—
Other assets	18,420	17,090	17,394	16,276	16,450	8	12
Total assets	$357,033	$345,061	$339,117	$330,346	$334,048	3	7

						2016 Q4 vs.
	2016	2016	2016	2016	2015	2016	2015
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Liabilities:
Interest payable	$327	$237	$301	$217	$299	38%	9%
Deposits:
Non-interest-bearing deposits	25,502	25,565	25,424	25,182	25,847	—	(1)
Interest-bearing deposits	211,266	200,416	195,635	196,597	191,874	5	10
Total deposits	236,768	225,981	221,059	221,779	217,721	5	9
Securitized debt obligations	18,826	18,411	16,130	14,913	16,166	2	16
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	992	1,079	999	917	981	(8)	1
Senior and subordinated notes	23,431	24,001	21,872	21,736	21,837	(2)	7
Other borrowings	17,211	16,329	20,180	12,931	20,131	5	(15)
Total other debt	41,634	41,409	43,051	35,584	42,949	1	(3)
Other liabilities	11,964	10,810	10,468	10,146	9,629	11	24
Total liabilities	309,519	296,848	291,009	282,639	286,764	4	8

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	6	—	17
Additional paid-in capital, net	31,157	30,439	29,786	29,709	29,655	2	5
Retained earnings	29,766	29,245	28,479	27,808	27,045	2	10
Accumulated other comprehensive income (loss)	(949)	121	241	(41)	(616)	**	54
Treasury stock, at cost	(12,467)	(11,599)	(10,405)	(9,776)	(8,806)	7	42
Total stockholders’ equity	47,514	48,213	48,108	47,707	47,284	(1)	—
Total liabilities and stockholders’ equity	$357,033	$345,061	$339,117	$330,346	$334,048	3	7

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)
Total net revenue was reduced by $321 million in Q4 2016, $289 million in Q3 2016, $244 million in Q2 2016, $228 million in Q1 2016 and $222 million in Q4 2015 for the estimated uncollectible amount of billed finance charges and fees and related losses.

(2)
Historically, the majority of the provision (benefit) for representation and warranty losses has been included, net of tax, in discontinued operations. The provision (benefit) for mortgage representation and warranty losses included the following activity:

	2016	2016	2016	2016	2015
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4
Provision (benefit) for mortgage representation and warranty losses before income taxes:
Recorded in continuing operations	—	—	$(1)	$(1)	$(1)
Recorded in discontinued operations	(2)	18	2	3	(21)
Total provision (benefit) for mortgage representation and warranty losses before income taxes	$(2)	$18	$1	$2	$(22)
The mortgage representation and warranty reserve was $630 million as of December 31, 2016, $632 million as of September 30, 2016 and $610 million as of December 31, 2015.

(3)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total.

(4)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information on non-GAAP measures.

(5)
Included in loans held for investment are purchased credit-impaired loans (“PCI loans”) recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard formerly known as “SOP 03-3,” or Accounting Standards Codification 310-30). These include certain of our consumer and commercial loans that were acquired through business combinations. The table below presents amounts related to PCI loans:

	2016	2016	2016	2016	2015
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4
PCI loans:
Period-end unpaid principal balance	$15,896	$17,011	$18,256	$19,492	$20,434
Period-end loans held for investment	15,071	16,149	17,358	18,568	19,518
Average loans held for investment	15,443	16,529	17,783	18,894	19,319

(6)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(7)	Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(8)
Return on average tangible assets is a non-GAAP measure calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information on non-GAAP measures.

(9)
Return on average common equity is calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly titled measures reported by other companies.

(10)
Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Our calculation of ROTCE may not be comparable to similarly titled measures reported by other companies. See “Table 15: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information on non-GAAP measures.

(11)
Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio which is a non-GAAP measure. See “Table 15: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information on our non-GAAP measures.

(12)	Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(13)
Capital ratios as of the end of Q4 2016 are preliminary and therefore subject to change. See “Table 15: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for information on the calculation of each of these ratios.

(14)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information on non-GAAP measures.

(15)
We made certain non-interest income and non-interest expense reclassifications in Q4 2016. The changes were primarily related to a reclassification of certain consumer and commercial banking income from Other to Service charges and other customer-related fees within Non-interest income, and a reclassification of certain system processing costs from Professional services to Communications and data processing within Non-interest expense. We have also consolidated the Non-interest income presentation of Other-than-temporary impairment (“OTTI”) with net realized gains or losses from investment securities into a new Net securities gains (losses) line. These reclassifications were made to better reflect the nature of income earned and expenses incurred. All prior period amounts presented have been reclassified to conform to the current period presentation.

(16)
The primary net effects of the reclassifications discussed in footnote 15 above for Q3 2016, Q4 2015, and the years ended December 31, 2016 and 2015 were (i) increases to Service charges and other customer-related fees of $30 million, $37 million, $71 million and $141 million, respectively; (ii) decreases to Other non-interest income of $31 million, $39 million, $84 million and $168 million, respectively; and (iii) increases to Communications and data processing expense of $39 million, $43 million, $115 million and $172 million, respectively, with corresponding decreases to Professional services.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2016 Q4			2016 Q3			2015 Q4
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions)
Interest-earning assets:
Loans, including loans held for sale	$241,110	$5,587	9.27%	$237,067	$5,383	9.08%	$220,760	$4,961	8.99%
Investment securities	67,827	393	2.32	66,291	386	2.33	64,444	401	2.49
Cash equivalents and other	8,916	29	1.30	7,629	25	1.31	6,850	22	1.28
Total interest-earning assets	$317,853	$6,009	7.56	$310,987	$5,794	7.45	$292,054	$5,384	7.37
Interest-bearing liabilities:
Interest-bearing deposits	$206,464	$332	0.64	$196,913	$306	0.62	$189,885	$277	0.58
Securitized debt obligations	18,300	65	1.42	17,389	56	1.29	15,993	43	1.08
Senior and subordinated notes	23,605	138	2.34	22,342	121	2.17	21,987	89	1.62
Other borrowings and liabilities	17,654	27	0.61	21,840	34	0.62	11,542	14	0.49
Total interest-bearing liabilities	$266,023	$562	0.85	$258,484	$517	0.80	$239,407	$423	0.71
Net interest income/spread		$5,447	6.71		$5,277	6.65		$4,961	6.66
Impact of non-interest-bearing funding			0.14			0.14			0.13
Net interest margin			6.85%			6.79%			6.79%

	Year Ended December 31,
	2016			2015
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions)
Interest-earning assets:
Loans, including loans held for sale	$234,338	$21,203	9.05%	$211,549	$18,785	8.88%
Investment securities	66,260	1,599	2.41	63,738	1,575	2.47
Cash equivalents and other	7,198	89	1.24	7,294	99	1.36
Total interest-earning assets	$307,796	$22,891	7.44	$282,581	$20,459	7.24
Interest-bearing liabilities:
Interest-bearing deposits	$198,304	$1,213	0.61	$185,677	$1,091	0.59
Securitized debt obligations	16,576	216	1.30	13,929	151	1.08
Senior and subordinated notes	22,417	476	2.12	20,935	330	1.58
Other borrowings and liabilities	18,736	113	0.60	11,297	53	0.47
Total interest-bearing liabilities	$256,033	$2,018	0.79	$231,838	$1,625	0.70
Net interest income/spread		$20,873	6.65		$18,834	6.54
Impact of non-interest-bearing funding			0.13			0.12
Net interest margin			6.78%			6.66%
__________

(1)	Interest income and interest expense and the calculation of average yields on interest-earning assets and average rates on interest-bearing liabilities include the impact of hedge accounting.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2016 Q4 vs.		Year Ended December 31,
(Dollars in millions)	2016 Q4	2016 Q3	2016 Q2	2016 Q1	2015 Q4	2016 Q3	2015 Q4	2016	2015	2016 vs. 2015
Loans Held For Investment (Period-End)
Credit card:
Domestic credit card	$97,120	$90,955	$88,581	$84,561	$87,939	7%	10%	$97,120	$87,939	10%
International credit card	8,432	8,246	8,323	8,138	8,186	2	3	8,432	8,186	3
Total credit card	105,552	99,201	96,904	92,699	96,125	6	10	105,552	96,125	10
Consumer banking:
Auto	47,916	46,311	44,502	42,714	41,549	3	15	47,916	41,549	15
Home loan	21,584	22,448	23,358	24,343	25,227	(4)	(14)	21,584	25,227	(14)
Retail banking	3,554	3,526	3,555	3,534	3,596	1	(1)	3,554	3,596	(1)
Total consumer banking	73,054	72,285	71,415	70,591	70,372	1	4	73,054	70,372	4
Commercial banking:
Commercial and multifamily real estate	26,609	26,507	26,341	25,559	25,518	—	4	26,609	25,518	4
Commercial and industrial	39,824	39,432	39,313	38,102	37,135	1	7	39,824	37,135	7
Total commercial lending	66,433	65,939	65,654	63,661	62,653	1	6	66,433	62,653	6
Small-ticket commercial real estate	483	518	548	580	613	(7)	(21)	483	613	(21)
Total commercial banking	66,916	66,457	66,202	64,241	63,266	1	6	66,916	63,266	6
Other loans	64	76	82	82	88	(16)	(27)	64	88	(27)
Total loans held for investment	$245,586	$238,019	$234,603	$227,613	$229,851	3	7	$245,586	$229,851	7
Loans Held For Investment (Average)
Credit card:
Domestic credit card	$92,623	$89,763	$85,981	$85,148	$83,760	3%	11%	$88,394	$78,743	12%
International credit card	8,168	8,253	8,401	7,839	8,127	(1)	1	8,166	7,992	2
Total credit card	100,791	98,016	94,382	92,987	91,887	3	10	96,560	86,735	11
Consumer banking:
Auto	47,126	45,355	43,605	41,962	41,333	4	14	44,521	39,967	11
Home loan	21,984	22,852	23,835	24,781	25,776	(4)	(15)	23,358	27,601	(15)
Retail banking	3,549	3,520	3,548	3,553	3,595	1	(1)	3,543	3,582	(1)
Total consumer banking	72,659	71,727	70,988	70,296	70,704	1	3	71,422	71,150	—
Commercial banking:
Commercial and multifamily real estate	26,445	26,154	25,661	25,015	25,613	1	3	25,821	23,728	9
Commercial and industrial	39,573	39,346	38,713	37,762	31,132	1	27	38,852	28,349	37
Total commercial lending	66,018	65,500	64,374	62,777	56,745	1	16	64,673	52,077	24
Small-ticket commercial real estate	497	534	564	598	634	(7)	(22)	548	692	(21)
Total commercial banking	66,515	66,034	64,938	63,375	57,379	1	16	65,221	52,769	24
Other loans	62	66	71	78	82	(6)	(24)	69	91	(24)
Total average loans held for investment	$240,027	$235,843	$230,379	$226,736	$220,052	2	9	$233,272	$210,745	11

						2016 Q4 vs.				Year Ended December 31,
	2016 Q4	2016 Q3	2016 Q2	2016 Q1	2015 Q4	2016 Q3		2015 Q4		2016	2015	2016 vs. 2015
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card	4.66%	3.74%	4.07%	4.16%	3.75%	92	bps	91	bps	4.16%	3.45%	71	bps
International credit card	3.35	3.18	3.54	3.24	2.76	17		59		3.33	2.50	83
Total credit card	4.56	3.70	4.02	4.09	3.66	86		90		4.09	3.36	73
Consumer banking:
Auto	2.07	1.85	1.20	1.60	2.10	22		(3)		1.69	1.69	—
Home loan	0.08	0.03	0.09	0.05	0.05	5		3		0.06	0.03	3
Retail banking	1.73	1.75	1.26	1.36	1.43	(2)		30		1.53	1.33	20
Total consumer banking	1.45	1.26	0.83	1.04	1.32	19		13		1.15	1.03	12
Commercial banking:
Commercial and multifamily real estate	(0.02)	0.01	(0.02)	(0.01)	(0.03)	(3)		1		(0.01)	(0.06)	5
Commercial and industrial	0.80	1.09	0.62	0.49	0.07	(29)		73		0.75	0.21	54
Total commercial lending	0.47	0.66	0.37	0.29	0.02	(19)		45		0.45	0.09	36
Small-ticket commercial real estate	(0.02)	0.74	0.33	0.13	0.34	(76)		(36)		0.30	0.36	(6)
Total commercial banking	0.47	0.66	0.37	0.29	0.03	(19)		44		0.45	0.09	36
Total net charge-offs	2.48	2.10	2.01	2.08	1.96	38		52		2.17	1.75	42
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.95%	3.68%	3.14%	3.09%	3.39%	27	bps	56	bps	3.95%	3.39%	56	bps
International credit card	3.36	3.33	3.24	3.32	2.98	3		38		3.36	2.98	38
Total credit card	3.91	3.65	3.15	3.11	3.36	26		55		3.91	3.36	55
Consumer banking:
Auto	6.12	5.67	5.59	5.14	6.69	45		(57)		6.12	6.69	(57)
Home loan	0.20	0.19	0.14	0.14	0.16	1		4		0.20	0.16	4
Retail banking	0.70	0.59	0.62	0.61	0.76	11		(6)		0.70	0.76	(6)
Total consumer banking	4.10	3.72	3.56	3.19	4.05	38		5		4.10	4.05	5
Nonperforming Loans and Nonperforming Assets Rates(1)(2)
Credit card:
International credit card	0.50%	0.53%	0.53%	0.59%	0.65%	(3	)bps	(15	)bps	0.50%	0.65%	(15	)bps
Total credit card	0.04	0.04	0.05	0.05	0.06	—		(2)		0.04	0.06	(2)
Consumer banking:
Auto	0.47	0.43	0.38	0.31	0.53	4		(6)		0.47	0.53	(6)
Home loan	1.26	1.23	1.24	1.26	1.23	3		3		1.26	1.23	3
Retail banking	0.86	1.05	0.89	0.83	0.77	(19)		9		0.86	0.77	9
Total consumer banking	0.72	0.71	0.69	0.66	0.79	1		(7)		0.72	0.79	(7)
Commercial banking:
Commercial and multifamily real estate	0.11	0.08	0.10	0.12	0.03	3		8		0.11	0.03	8
Commercial and industrial	2.48	2.44	2.58	2.66	1.45	4		103		2.48	1.45	103
Total commercial lending	1.53	1.49	1.59	1.64	0.87	4		66		1.53	0.87	66
Small-ticket commercial real estate	0.85	2.13	1.59	1.11	0.83	(128)		2		0.85	0.83	2
Total commercial banking	1.53	1.50	1.59	1.63	0.87	3		66		1.53	0.87	66
Total nonperforming loans	0.65	0.66	0.68	0.69	0.51	(1)		14		0.65	0.51	14
Total nonperforming assets	0.76	0.77	0.80	0.83	0.65	(1)		11		0.76	0.65	11

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Loan and Lease Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended December 31, 2016
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card	Total Credit Card	Auto	Home Loan	Retail Banking	Total Consumer Banking	Commercial Banking	Other(3)	Total
Allowance for loan and lease losses:
Balance as of September 30, 2016	$4,079	$366	$4,445	$862	$62	$79	$1,003	$808	$2	$6,258
Provision (benefit) for loan and lease losses	1,229	93	1,322	339	8	17	364	63	(1)	1,748
Charge-offs	(1,299)	(112)	(1,411)	(339)	(7)	(18)	(364)	(83)	(1)	(1,859)
Recoveries	220	43	263	95	2	3	100	5	2	370
Net charge-offs	(1,079)	(69)	(1,148)	(244)	(5)	(15)	(264)	(78)	1	(1,489)
Other changes(4)	—	(13)	(13)	—	—	(1)	(1)	—	—	(14)
Balance as of December 31, 2016	4,229	377	4,606	957	65	80	1,102	793	2	6,503
Reserve for unfunded lending commitments:
Balance as of September 30, 2016	—	—	—	—	—	6	6	126	—	132
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	1	1	3	—	4
Balance as of December 31, 2016	—	—	—	—	—	7	7	129	—	136
Combined allowance and reserve as of December 31, 2016	$4,229	$377	$4,606	$957	$65	$87	$1,109	$922	$2	$6,639

	Year Ended December 31, 2016
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card	Total Credit Card	Auto	Home Loan	Retail Banking	Total Consumer Banking	Commercial Banking	Other(3)	Total
Allowance for loan and lease losses:
Balance as of December 31, 2015	$3,355	$299	$3,654	$726	$70	$72	$868	$604	$4	$5,130
Provision (benefit) for loan and lease losses	4,555	371	4,926	983	9	63	1,055	515	(5)	6,491
Charge-offs	(4,586)	(433)	(5,019)	(1,135)	(22)	(69)	(1,226)	(307)	(3)	(6,555)
Recoveries	905	161	1,066	383	8	15	406	15	6	1,493
Net charge-offs	(3,681)	(272)	(3,953)	(752)	(14)	(54)	(820)	(292)	3	(5,062)
Other changes(4)	—	(21)	(21)	—	—	(1)	(1)	(34)	—	(56)
Balance as of December 31, 2016	4,229	377	4,606	957	65	80	1,102	793	2	6,503
Reserve for unfunded lending commitments:
Balance as of December 31, 2015	—	—	—	—	—	7	7	161	—	168
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	—	(32)	—	(32)
Balance as of December 31, 2016	—	—	—	—	—	7	7	129	—	136
Combined allowance and reserve as of December 31, 2016	$4,229	$377	$4,606	$957	$65	$87	$1,109	$922	$2	$6,639

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended December 31, 2016					Year Ended December 31, 2016
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking	Other	Total	Credit Card	Consumer Banking	Commercial Banking	Other	Total
Net interest income	$3,353	$1,498	$565	$31	$5,447	$12,635	$5,829	$2,216	$193	$20,873
Non-interest income	849	166	175	(71)	1,119	3,380	733	578	(63)	4,628
Total net revenue(5)	4,202	1,664	740	(40)	6,566	16,015	6,562	2,794	130	25,501
Provision (benefit) for credit losses	1,322	365	66	(1)	1,752	4,926	1,055	483	(5)	6,459
Non-interest expense	2,073	1,109	393	104	3,679	7,703	4,139	1,407	309	13,558
Income (loss) from continuing operations before income taxes	807	190	281	(143)	1,135	3,386	1,368	904	(174)	5,484
Income tax provision (benefit)	295	70	102	(125)	342	1,226	498	329	(339)	1,714
Income (loss) from continuing operations, net of tax	$512	$120	$179	$(18)	$793	$2,160	$870	$575	$165	$3,770

	Three Months Ended September 30, 2016
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking	Other	Total
Net interest income	$3,204	$1,472	$555	$46	$5,277
Non-interest income	825	201	156	2	1,184
Total net revenue(5)	4,029	1,673	711	48	6,461
Provision (benefit) for credit losses	1,272	256	61	(1)	1,588
Non-interest expense	1,884	1,034	349	94	3,361
Income (loss) from continuing operations before income taxes	873	383	301	(45)	1,512
Income tax provision (benefit)	318	139	110	(71)	496
Income (loss) from continuing operations, net of tax	$555	$244	$191	$26	$1,016

	Three Months Ended December 31, 2015					Year Ended December 31, 2015
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking	Other	Total	Credit Card	Consumer Banking	Commercial Banking	Other	Total
Net interest income	$2,996	$1,434	$484	$47	$4,961	$11,161	$5,755	$1,865	$53	$18,834
Non-interest income	902	182	142	7	1,233	3,421	710	487	(39)	4,579
Total net revenue(5)	3,898	1,616	626	54	6,194	14,582	6,465	2,352	14	23,413
Provision (benefit) for credit losses	1,022	240	118	—	1,380	3,417	819	302	(2)	4,536
Non-interest expense	2,021	1,057	342	60	3,480	7,502	4,026	1,156	312	12,996
Income (loss) from continuing operations before income taxes	855	319	166	(6)	1,334	3,663	1,620	894	(296)	5,881
Income tax provision (benefit)	302	115	60	(51)	426	1,309	586	324	(350)	1,869
Income (loss) from continuing operations, net of tax	$553	$204	$106	$45	$908	$2,354	$1,034	$570	$54	$4,012

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2016 Q4 vs.				Year Ended December 31,
	2016	2016	2016	2016	2015	2016		2015				2016 vs.
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2016	2015	2015
Credit Card
Earnings:
Net interest income	$3,353	$3,204	$3,045	$3,033	$2,996	5%		12%		$12,635	$11,161	13%
Non-interest income	849	825	859	847	902	3		(6)		3,380	3,421	(1)
Total net revenue	4,202	4,029	3,904	3,880	3,898	4		8		16,015	14,582	10
Provision (benefit) for credit losses	1,322	1,272	1,261	1,071	1,022	4		29		4,926	3,417	44
Non-interest expense	2,073	1,884	1,883	1,863	2,021	10		3		7,703	7,502	3
Income (loss) from continuing operations before income taxes	807	873	760	946	855	(8)		(6)		3,386	3,663	(8)
Income tax provision (benefit)	295	318	276	337	302	(7)		(2)		1,226	1,309	(6)
Income (loss) from continuing operations, net of tax	$512	$555	$484	$609	$553	(8)		(7)		$2,160	$2,354	(8)
Selected performance metrics:
Period-end loans held for investment	$105,552	$99,201	$96,904	$92,699	$96,125	6		10		$105,552	$96,125	10
Average loans held for investment	100,791	98,016	94,382	92,987	91,887	3		10		96,560	86,735	11
Average yield on loans held for investment(6)	14.93%	14.68%	14.49%	14.60%	14.45%	25	bps	48	bps	14.68%	14.28%	40	bps
Total net revenue margin(7)	16.68	16.44	16.55	16.69	16.97	24		(29)		16.59	16.81	(22)
Net charge-off rate	4.56	3.70	4.02	4.09	3.66	86		90		4.09	3.36	73
30+ day performing delinquency rate	3.91	3.65	3.15	3.11	3.36	26		55		3.91	3.36	55
30+ day delinquency rate	3.94	3.69	3.18	3.15	3.40	25		54		3.94	3.40	54
Nonperforming loan rate(1)	0.04	0.04	0.05	0.05	0.06	—		(2)		0.04	0.06	(2)
PCCR intangible amortization	$58	$62	$67	$70	$74	(6)%		(22)%		$257	$316	(19)%
Purchase volume(8)	82,824	78,106	78,019	68,189	75,350	6		10		307,138	271,167	13

						2016 Q4 vs.				Year Ended December 31,
	2016	2016	2016	2016	2015	2016		2015				2016 vs.
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2016	2015	2015
Domestic Card
Earnings:
Net interest income	$3,090	$2,956	$2,769	$2,756	$2,718	5%		14%		$11,571	$10,147	14%
Non-interest income	791	759	792	774	830	4		(5)		3,116	3,183	(2)
Total net revenue	3,881	3,715	3,561	3,530	3,548	4		9		14,687	13,330	10
Provision (benefit) for credit losses	1,229	1,190	1,164	972	945	3		30		4,555	3,204	42
Non-interest expense	1,859	1,696	1,669	1,671	1,796	10		4		6,895	6,627	4
Income (loss) from continuing operations before income taxes	793	829	728	887	807	(4)		(2)		3,237	3,499	(7)
Income tax provision (benefit)	288	302	265	323	293	(5)		(2)		1,178	1,267	(7)
Income (loss) from continuing operations, net of tax	$505	$527	$463	$564	$514	(4)		(2)		$2,059	$2,232	(8)
Selected performance metrics:
Period-end loans held for investment	$97,120	$90,955	$88,581	$84,561	$87,939	7		10		$97,120	$87,939	10
Average loans held for investment	92,623	89,763	85,981	85,148	83,760	3		11		88,394	78,743	12
Average yield on loans held for investment(6)	14.91%	14.71%	14.40%	14.43%	14.31%	20	bps	60	bps	14.62%	14.21%	41	bps
Total net revenue margin(7)	16.76	16.55	16.57	16.58	16.95	21		(19)		16.62	16.93	(31)
Net charge-off rate	4.66	3.74	4.07	4.16	3.75	92		91		4.16	3.45	71
30+ day delinquency rate	3.95	3.68	3.14	3.09	3.39	27		56		3.95	3.39	56
Purchase volume(8)	$75,639	$71,331	$71,050	$62,617	$68,740	6%		10%		$280,637	$246,740	14%
Refreshed FICO scores:(9)
Greater than 660	64%	64%	65%	65%	66%	—		(2)		64%	66%	(2)
660 or below	36	36	35	35	34	—		2		36	34	2
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2016 Q4 vs.				Year Ended December 31,
	2016	2016	2016	2016	2015	2016		2015				2016 vs.
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2016	2015	2015
Consumer Banking
Earnings:
Net interest income	$1,498	$1,472	$1,439	$1,420	$1,434	2%		4%		$5,829	$5,755	1%
Non-interest income	166	201	175	191	182	(17)		(9)		733	710	3
Total net revenue	1,664	1,673	1,614	1,611	1,616	(1)		3		6,562	6,465	2
Provision (benefit) for credit losses	365	256	204	230	240	43		52		1,055	819	29
Non-interest expense	1,109	1,034	1,006	990	1,057	7		5		4,139	4,026	3
Income (loss) from continuing operations before income taxes	190	383	404	391	319	(50)		(40)		1,368	1,620	(16)
Income tax provision (benefit)	70	139	147	142	115	(50)		(39)		498	586	(15)
Income (loss) from continuing operations, net of tax	$120	$244	$257	$249	$204	(51)		(41)		$870	$1,034	(16)
Selected performance metrics:
Period-end loans held for investment	$73,054	$72,285	$71,415	$70,591	$70,372	1		4		$73,054	$70,372	4
Average loans held for investment	72,659	71,727	70,988	70,296	70,704	1		3		71,422	71,150	—
Average yield on loans held for investment(6)	6.50%	6.41%	6.28%	6.18%	6.25%	9	bps	25	bps	6.34%	6.26%	8	bps
Auto loan originations	$6,542	$6,804	$6,529	$5,844	$4,977	(4)%		31%		$25,719	$21,185	21%
Period-end deposits	181,917	178,793	176,340	177,803	172,702	2		5		181,917	172,702	5
Average deposits	180,019	177,402	176,808	174,254	171,521	1		5		177,129	170,757	4
Average deposit interest rate	0.57%	0.56%	0.55%	0.54%	0.54%	1	bps	3	bps	0.56%	0.56%	—
Net charge-off rate	1.45	1.26	0.83	1.04	1.32	19		13		1.15	1.03	12	bps
30+ day performing delinquency rate	4.10	3.72	3.56	3.19	4.05	38		5		4.10	4.05	5
30+ day delinquency rate	4.67	4.26	4.07	3.67	4.67	41		—		4.67	4.67	—
Nonperforming loan rate(1)	0.72	0.71	0.69	0.66	0.79	1		(7)		0.72	0.79	(7)
Nonperforming asset rate(2)	1.09	0.98	0.96	0.95	1.10	11		(1)		1.09	1.10	(1)
Auto—At origination FICO scores:(10)
Greater than 660	52%	51%	51%	51%	51%	1%		1%		52%	51%	1%
621 - 660	17	17	17	17	17	—		—		17	17	—
620 or below	31	32	32	32	32	(1)		(1)		31	32	(1)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2016 Q4 vs.				Year Ended December 31,
	2016	2016	2016	2016	2015	2016		2015				2016 vs.
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2016	2015	2015
Commercial Banking
Earnings:
Net interest income	$565	$555	$559	$537	$484	2%		17%		$2,216	$1,865	19%
Non-interest income	175	156	129	118	142	12		23		578	487	19
Total net revenue(5)	740	711	688	655	626	4		18		2,794	2,352	19
Provision (benefit) for credit losses	66	61	128	228	118	8		(44)		483	302	60
Non-interest expense	393	349	343	322	342	13		15		1,407	1,156	22
Income (loss) from continuing operations before income taxes	281	301	217	105	166	(7)		69		904	894	1
Income tax provision (benefit)	102	110	79	38	60	(7)		70		329	324	2
Income (loss) from continuing operations, net of tax	$179	$191	$138	$67	$106	(6)		69		$575	$570	1
Selected performance metrics:
Period-end loans held for investment	$66,916	$66,457	$66,202	$64,241	$63,266	1		6		$66,916	$63,266	6
Average loans held for investment	66,515	66,034	64,938	63,375	57,379	1		16		65,221	52,769	24
Average yield on loans held for investment(5)(6)	3.55%	3.50%	3.45%	3.38%	3.18%	5	bps	37	bps	3.47%	3.21%	26	bps
Period-end deposits	$33,866	$33,611	$34,281	$33,383	$34,257	1%		(1)%		$33,866	$34,257	(1)%
Average deposits	34,029	33,498	33,764	34,076	33,797	2		1		33,841	33,058	2
Average deposit interest rate	0.30%	0.30%	0.27%	0.27%	0.26%	—		4	bps	0.28%	0.25%	3	bps
Net charge-off rate	0.47	0.66	0.37	0.29	0.03	(19	)bps	44		0.45	0.09	36
Nonperforming loan rate(1)(11)	1.53	1.50	1.59	1.63	0.87	3		66		1.53	0.87	66
Nonperforming asset rate(2)(11)	1.54	1.51	1.60	1.64	0.87	3		67		1.54	0.87	67
Risk category:(11)(12)
Noncriticized	$62,828	$62,336	$61,926	$59,663	$59,743	1%		5%		$62,828	$59,743	5%
Criticized performing	2,453	2,473	2,456	2,595	2,015	(1)		22		2,453	2,015	22
Criticized nonperforming	1,022	994	1,050	1,050	550	3		86		1,022	550	86
PCI loans(11)	613	654	770	933	958	(6)		(36)		613	958	(36)
Total commercial loans	$66,916	$66,457	$66,202	$64,241	$63,266	1		6		$66,916	$63,266	6
Risk category as a percentage of period-end loans held for investment:(11)(12)
Noncriticized	93.9%	93.8%	93.5%	92.9%	94.4%	10	bps	(50	)bps	93.9%	94.4%	(50	)bps
Criticized performing	3.7	3.7	3.7	4.0	3.2	—		50		3.7	3.2	50
Criticized nonperforming	1.5	1.5	1.6	1.6	0.9	—		60		1.5	0.9	60
PCI loans(11)	0.9	1.0	1.2	1.5	1.5	(10)		(60)		0.9	1.5	(60)
Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%					100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2016 Q4 vs.		Year Ended December 31,
	2016	2016	2016	2016	2015	2016	2015			2016 vs.
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2016	2015	2015
Other
Earnings:
Net interest income (expense)	$31	$46	$50	$66	$47	(33)%	(34)%	$193	$53	**
Non-interest income	(71)	2	(2)	8	7	**	**	(63)	(39)	62%
Total net revenue (loss)(5)	(40)	48	48	74	54	**	**	130	14	**
Provision (benefit) for credit losses	(1)	(1)	(1)	(2)	—	—	**	(5)	(2)	150
Non-interest expense	104	94	63	48	60	11	73	309	312	(1)
Income (loss) from continuing operations before income taxes	(143)	(45)	(14)	28	(6)	**	**	(174)	(296)	(41)
Income tax provision (benefit)	(125)	(71)	(78)	(65)	(51)	76	145	(339)	(350)	(3)
Income (loss) from continuing operations, net of tax	$(18)	$26	$64	$93	$45	**	**	$165	$54	**
Selected performance metrics:
Period-end loans held for investment	$64	$76	$82	$82	$88	(16)	(27)	$64	$88	(27)
Average loans held for investment	62	66	71	78	82	(6)	(24)	69	91	(24)
Period-end deposits	20,985	13,577	10,438	10,593	10,762	55	95	20,985	10,762	95
Average deposits	18,156	11,351	10,574	10,850	10,581	60	72	12,744	7,174	78
Total
Earnings:
Net interest income	$5,447	$5,277	$5,093	$5,056	$4,961	3%	10%	$20,873	$18,834	11%
Non-interest income	1,119	1,184	1,161	1,164	1,233	(5)	(9)	4,628	4,579	1
Total net revenue	6,566	6,461	6,254	6,220	6,194	2	6	25,501	23,413	9
Provision (benefit) for credit losses	1,752	1,588	1,592	1,527	1,380	10	27	6,459	4,536	42
Non-interest expense	3,679	3,361	3,295	3,223	3,480	9	6	13,558	12,996	4
Income (loss) from continuing operations before income taxes	1,135	1,512	1,367	1,470	1,334	(25)	(15)	5,484	5,881	(7)
Income tax provision (benefit)	342	496	424	452	426	(31)	(20)	1,714	1,869	(8)
Income (loss) from continuing operations, net of tax	$793	$1,016	$943	$1,018	$908	(22)	(13)	$3,770	$4,012	(6)
Selected performance metrics:
Period-end loans held for investment	$245,586	$238,019	$234,603	$227,613	$229,851	3	7	$245,586	$229,851	7
Average loans held for investment	240,027	235,843	230,379	226,736	220,052	2	9	233,272	210,745	11
Period-end deposits	236,768	225,981	221,059	221,779	217,721	5	9	236,768	217,721	9
Average deposits	232,204	222,251	221,146	219,180	215,899	4	8	223,714	210,989	6

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)	Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.

(2)
Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, REO and other foreclosed assets. Prior to Q4 2016, the nonperforming asset rate for our Consumer Banking business excluded the impact of REOs related to our acquired home loan portfolio which, if included, would increase the nonperforming asset rate by approximately 10 basis points in each of the prior periods presented.

(3)	Primarily consists of the legacy loan portfolio of our discontinued GreenPoint mortgage operations.

(4)	Represents foreign currency translation adjustments and the net impact of loan transfers and sales.

(5)
Some of our tax-related commercial investments generate tax-exempt income or tax credits. Accordingly, we make certain reclassifications within our Commercial Banking business results to present revenues and yields on a taxable-equivalent basis, calculated assuming an effective tax rate approximately equal to our federal statutory tax rate of 35% with offsetting reclassifications to the Other category.

(6)
Average yield on loans held for investment is calculated based on annualized interest income for the period divided by average loans held for investment during the period for the respective loan category. Annualized interest income is computed based on the effective yield of the respective loan category and does not include any allocations, such as funds transfer pricing.

(7)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average loans held for investment during the period for the respective loan category.

(8)	Includes purchase transactions, net of returns, for the period for loans both classified as held for investment and held for sale. Excludes cash advance and balance transfer transactions.

(9)
Percentages represent period-end loans held for investment in each credit score category. Credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.

(10)
Percentages represent period-end loans held for investment in each credit score category. Credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.

(11)
The loans held for investment acquired in the HFS acquisition included $518 million, $556 million, $667 million, $825 million and $835 million of PCI loans as of December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively, that are being accounted for under ASC 310-30 (formerly “SOP 03-3”) due to their deterioration in credit quality since origination. From a managed perspective, we evaluate loans based on their actual risk ratings, and accordingly we are also including our nonperforming and criticized ratios measured on that basis. The table below presents our nonperforming loan rate, nonperforming asset rate and risk category information as if these PCI loans were classified based on their risk ratings in each of the periods impacted by the HFS acquisition.

	2016	2016	2016	2016	2015
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4
Selected performance metrics:
Nonperforming loan rate	1.56%	1.53%	1.63%	1.69%	0.93%
Nonperforming asset rate	1.57	1.54	1.64	1.70	0.93
Risk category:
Noncriticized	$63,078	$62,575	$62,058	$59,729	$59,743
Criticized performing	2,700	2,766	2,961	3,321	2,814
Criticized nonperforming	1,042	1,018	1,080	1,083	586
Risk category as a percentage of period-end loans held for investment:
Noncriticized	94.3%	94.2%	93.7%	93.0%	94.4%
Criticized performing	4.0	4.2	4.5	5.2	4.5
Criticized nonperforming	1.6	1.5	1.6	1.7	0.9

(12)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures(1)

	Basel III Standardized Approach
(Dollars in millions)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Regulatory Capital Metrics
Common equity excluding AOCI	$44,103	$44,214	$44,572	$44,452	$44,606
Adjustments:
AOCI(2)(3)	(674)	199	332	117	(254)
Goodwill(4)	(14,307)	(14,288)	(14,296)	(14,301)	(14,296)
Intangible assets(3)(4)	(384)	(435)	(483)	(532)	(393)
Other	65	(498)	(639)	(505)	(119)
Common equity Tier 1 capital	$28,803	$29,192	$29,486	$29,231	$29,544
Tier 1 capital	$33,162	$33,069	$32,780	$32,525	$32,838
Total capital(5)	40,816	40,564	38,767	38,399	38,838
Risk-weighted assets	285,654	275,198	269,667	262,368	265,739
Adjusted average assets(6)	335,835	328,627	319,968	317,403	309,037
Capital Ratios
Common equity Tier 1 capital(7)	10.1%	10.6%	10.9%	11.1%	11.1%
Tier 1 capital(8)	11.6	12.0	12.2	12.4	12.4
Total capital(9)	14.3	14.7	14.4	14.6	14.6
Tier 1 leverage(6)	9.9	10.1	10.2	10.2	10.6
Tangible common equity (“TCE”)(10)	8.1	8.8	9.0	9.1	8.9

Reconciliation of Non-GAAP Measures
We report certain non-GAAP measures that management uses in assessing its capital adequacy and the level of return generated. These non-GAAP measures consist of selected adjusted results, tangible common equity (“TCE”), tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics key financial performance measures. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies. The tables below present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2016				2016				2016				Year Ended December 31,
	Q4				Q3				Q2				2016
(Dollars in millions)	Reported Results	Adjustments(11)		Adjusted Results	Reported Results	Adjustments(11)		Adjusted Results	Reported Results	Adjustments(11)		Adjusted Results	Reported Results	Adjustments(11)		Adjusted Results
Selected income statement data:
Net interest income	$5,447	$13		$5,460	$5,277	$34		$5,311	$5,093	$7		$5,100	$20,873	$54		$20,927
Non-interest income	1,119	14		1,133	1,184	13		1,197	1,161	8		1,169	4,628	35		4,663
Total net revenue	6,566	27		6,593	6,461	47		6,508	6,254	15		6,269	25,501	89		25,590
Non-interest expense	3,679	(45)		3,634	3,361	(16)		3,345	3,295	(15)		3,280	13,558	(76)		13,482
Selected performance metrics:
Efficiency ratio	56.03%	(91	)bps	55.12%	52.02%	(62	)bps	51.40%	52.69%	(37	)bps	52.32%	53.17%	(49	)bps	52.68%

	2016	2016	2016	2016	2015
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4
Tangible Common Equity (Period-End)
Stockholders’ equity	$47,514	$48,213	$48,108	$47,707	$47,284
Goodwill and intangible assets(4)	(15,420)	(15,475)	(15,553)	(15,629)	(15,701)
Noncumulative perpetual preferred stock(12)	(4,360)	(3,877)	(3,294)	(3,296)	(3,294)
Tangible common equity	$27,734	$28,861	$29,261	$28,782	$28,289
Tangible Common Equity (Average)
Stockholders’ equity	$47,972	$49,033	$48,934	$49,078	$48,712
Goodwill and intangible assets(4)	(15,455)	(15,507)	(15,585)	(15,654)	(15,316)
Noncumulative perpetual preferred stock(12)	(4,051)	(3,719)	(3,294)	(3,296)	(3,294)
Tangible common equity	$28,466	$29,807	$30,055	$30,128	$30,102
Tangible Assets (Period-End)
Total assets	$357,033	$345,061	$339,117	$330,346	$334,048
Goodwill and intangible assets(4)	(15,420)	(15,475)	(15,553)	(15,629)	(15,701)
Tangible assets	$341,613	$329,586	$323,564	$314,717	$318,347
Tangible Assets (Average)
Total assets	$350,225	$343,153	$334,479	$331,919	$323,354
Goodwill and intangible assets(4)	(15,455)	(15,507)	(15,585)	(15,654)	(15,316)
Tangible assets	$334,770	$327,646	$318,894	$316,265	$308,038
_________

(1)	Regulatory capital metrics and capital ratios as of December 31, 2016 are preliminary and therefore subject to change.

(2)	Amounts presented are net of tax.

(3)	Amounts based on transition provisions for regulatory capital deductions and adjustments of 40% for 2015 and 60% for 2016.

(4)	Includes impact of related deferred taxes.

(5)	Total capital equals the sum of Tier 1 capital and Tier 2 capital.

(6)
Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.

(7)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.

(8)	Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(9)	Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.

(10)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(11)
In Q4 2016, we recorded charges totaling $72 million consisting of a build in the U.K. Payment Protection Insurance customer refund reserve (“U.K. PPI Reserve”) of $44 million and an impairment associated with certain acquired intangible and software assets of $28 million. In Q3 2016, we recorded a build in the U.K. PPI Reserve of $63 million. In Q2 2016, we recorded charges totaling $30 million associated with a build of $54 million in the U.K. PPI Reserve, partially offset by a gain of $24 million related to the exchange of our ownership interest in Visa Europe with Visa Inc. as a result of Visa Inc.’s acquisition of Visa Europe.

(12)	Includes related surplus.